UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-5482

DWS High Income Trust

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	5/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

May 31, 2007

Semiannual Report
to Shareholders

DWS High Income Trust

Contents

Click Here Performance Summary

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Dividend Reinvestment Plan

Click Here Shareholder Meeting Results

Click Here Additional Information

46 Privacy Statement

Investments in funds involve risk. Yields and market value will fluctuate. Investing in emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund invests in lower-quality and non-rated securities which present greater risk of loss of principal and interest than higher-quality securities. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. Leverage results in additional risks and can magnify the effect of any losses. All of these factors may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2007

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.cef.dws-scudder.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for information purposes only and are not intended for trading purposes.

Returns and rankings based on net asset value during all periods shown reflect a custodian fee reduction. Without this fee reduction, returns and rankings would have been lower.

Average Annual Total Returns as of 5/31/07
DWS High Income Trust	6-Month‡	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	6.63%	13.42%	11.70%	12.39%	6.49%
Based on Market Price(a)	7.92%	-2.97%	13.26%	7.68%	6.13%
Credit Suisse High Yield Index(b)	6.53%	13.21%	10.16%	11.39%	7.17%
Lipper Closed-End High Current Yield Funds (Leveraged) Category(c)	7.59%	14.61%	12.32%	13.37%	5.52%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Market Price
	As of 5/31/07	As of 11/30/06
Net Asset Value	$ 6.02	$ 5.90
Market Price	$ 6.32	$ 6.12

Prices and net asset value fluctuate and are not guaranteed.

(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
(b) Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
(c) Lipper's Closed-End High Current Yield Funds (Leveraged) Category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, can use leverage, and tend to invest in lower-grade debt issues. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End High Current Yield Funds (Leveraged) Category. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.
Distribution Information
Six Months as of 5/31/07: Income Dividends	$ .26
May Income Dividend	$ .0440
Current Annualized Distribution Rate (Based on Net Asset Value) as of 5/31/07+	8.77%
Current Annualized Distribution Rate (Based on Market Price) as of 5/31/07+	8.35%
+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on May 31, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical, not guaranteed, and will fluctuate.
Lipper Rankings — Closed-End High Current Yield Funds (Leveraged) Category as of 05/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	20	of	31	63
3-Year	10	of	30	33
5-Year	13	of	24	52
10-Year	2	of	14	14

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

Portfolio Management Review

In the following interview, Portfolio Manager Gary Sullivan discusses DWS High Income Trust's strategy and the market environment during the six-month period ended May 31, 2007.

Q: How did the high-yield bond market perform during the semiannual period?

A: High-yield bonds continued to perform well during the past six months despite a brief flight out of higher-risk assets midway through the period. From December through mid-February, the asset class remained supported by a generally favorable market environment and continued strength in investors' risk appetites. However, high yield subsequently slumped when a "flight to quality" was sparked by a litany of factors that included rising oil prices, tension in the Middle East, a sharp one-day drop in China's stock market and worries that weakness in the subprime mortgage market would spread to the rest of the US economy. Despite the downturn in late February and March, the Credit Suisse High Yield Index returned 6.53% for the six months, which compared favorably with the return for the bond market as a whole, as measured by the 0.69% return of the Lehman Brothers Aggregate Bond Index.1

1 Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market.
The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment grade bonds that include securities from the following sectors: US Treasuries, agencies, corporate bonds, mortgage-backed bonds and asset-backed securities. The index includes more than 5,500 publicly issued securities with a minimum one year to final maturity and $150 million par amount outstanding. The average maturity and duration of the index is in the intermediate range.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The solid fundamental underpinning of the high-yield asset class was the key factor in its outperformance. US economic growth was strong enough to allow corporations to maintain strong financial positions, yet not so strong as to compel the US Federal Reserve Board (the Fed) to resume raising interest rates. The robust health of high-yield companies is illustrated by the continued low level of defaults: As of May 31, 2007, Moody's 12-month rolling default rate stood at 1.5%, compared with 1.8% six months earlier.2 Comparatively, the average default rate since 1986 is about 4.8%. As a result, the spread between the yield of the high-yield asset class and the yield on comparable Treasuries closed the period near record low levels at 271 basis points (2.71 percentage points), below the 350 basis points level of six months ago.3

2 Source: Moody's Investors Service, Inc.
3 The long-term historical spread-to-worst average is based upon the average monthly spread-to-worst of the Credit Suisse High Yield Index from January 31, 1986 to May 31, 2007. The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields in order to invest in high-yield bonds.
Source: Credit Suisse.

Q: How did the fund perform?

A: The fund returned 6.63% based on net asset value during the six-month period, compared with a return of 6.53% for its benchmark, the Credit Suisse High Yield Index, and the 7.59% average return of the 75 funds in its Lipper peer group, Closed-End High Current Yield Funds (Leveraged) category.4 The May 31, 2007 NAV per share was $6.02, compared with $5.90 six months ago.

4 Lipper's Closed-End High Current Yield Funds (Leveraged) Category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, can use leverage, and tend to invest in lower-grade debt issues. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End High Current Yield Funds (Leveraged) Category. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

The fund's return based on the market price of shares, as quoted on the New York Stock Exchange, was 7.92% for the period. The fund's shares closed the period at $6.32, compared with $6.12 six months ago. The market price premium of the shares, as a percentage of NAV, was approximately 5% on May 31, 2007. In comparison, the fund's shares traded at a premium of approximately 4% six months ago. (Past performance is no guarantee of future results. Please see pages 3 through 4 for more complete performance information.)

The fund maintained a leverage position throughout the period. At the close of the period, the portfolio was approximately 25% leveraged, meaning that the fund borrowed against approximately $65 million of total portfolio assets. In employing leverage, the fund uses a secured loan to raise money in the commercial paper market at short-term interest rates and then invests the proceeds in longer-term securities.5 We will continue to closely evaluate the fund's use of leverage.

5 Commercial paper is issued by a corporation to finance its short-term credit needs. Maturities typically range from two to 270 days. Commercial paper is typically issued by companies with high credit ratings.

Q: What individual securities helped and hurt performance?

A: Given the fund's bottom-up approach, individual security performance is typically the primary driver of its return. Top contributors to performance included the fund's positions in Young Broadcasting, Inc., which benefited from a better outlook for the broadcasting sector overall; and Wolverine Tube, Inc., whose credit quality improved following its announcement of a recapitalization plan designed to strengthen its balance sheet, reduce its financing costs and enhance its overall capital structure. Also benefiting performance were the fund's holdings in Resorts International* and Celanese Corp.*, both of which refinanced a portion of their existing debt. This involved the two companies retiring their bonds — which the fund held — by buying them back at a premium during the period.

* As of May 31, 2007, the positions were sold.

Our outperformance of the benchmark was reduced by the strong performance of two benchmark components the fund did not own: the distressed securities of Calpine Corp. and Adelphia Communications Corp. Similarly, an underweight in the newly issued bonds of Freeport-McMoran Copper & Gold Inc., which it issued to fund the purchase of its competitor Phelps Dodge, dampened relative performance when the bonds traded higher by five points.6

6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Also detracting was an overweight position in the bonds of the homebuilder K. Hovanian Enterprises, Inc, which was hurt by concerns about the housing slowdown. Still, performance was helped by the portfolio's underweight position in the home-building sector as a whole. The fund's holding in French Lick Resorts & Casinos lost ground following the company's announcement that the opening of a new resort would be delayed. We believe this is a short-term problem, and we continue to hold the bond in the portfolio on the view that it offers a favorable risk/reward profile.

Q: Outside of individual security selection, what factors helped and hurt performance?

A: An element of the fund's positioning that weighed on relative performance was its position in yield-to-call securities. "Yield-to-call" measures the yield that would be realized on a callable bond in the event that the bond was redeemed by the issuer on the next available call date. (A bond is called when it is redeemed before its maturity by the issuer, typically at a premium.) Our increased weighting in this area was not the result of a top-down decision, but rather it was the result of our finding a number of yield-to-call securities that offered attractive risk-adjusted relative value. Unfortunately, this type of issue — which is typically viewed as being lower-risk — lagged the overall market. As a result, our increased weighting in this underperforming area detracted from performance.

Q: What is your view on the high-yield market as a whole?

A: High-yield spreads remain at record lows on a historical basis, but we believe this is justified due to the continued strength in the fundamentals of the asset class. We believe the prospect of a soft landing for the US economy, together with the continued improvement in the credit quality of high-yield issuers, provides a firm underpinning for continued strong performance. While it is possible that the default rate will tick higher from its exceptionally low level, we do not foresee a significant rise. As a result, the higher coupon rates of the asset class should help drive continued outperformance relative to other areas of the fixed-income market through the remainder of the year.

Overall, we remain focused on adding value by emphasizing fundamental analysis and searching for individual securities with the most attractive risk-adjusted relative value.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	5/31/07	11/30/06

Corporate Bonds	98%	97%
Cash Equivalents	1%	1%
Other Investments	1%	1%
Government & Agency Obligations	—	1%
	100%	100%
Bond Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	5/31/07	11/30/06

Consumer Discretionary	24%	25%
Financials	16%	13%
Materials	13%	14%
Industrials	12%	10%
Telecommunication Services	9%	8%
Energy	9%	9%
Utilities	7%	9%
Information Technology	4%	5%
Consumer Staples	3%	3%
Health Care	3%	3%
Sovereign Bonds	—	1%
	100%	100%
Quality (Excludes Cash Equivalents and Securities Lending Collateral)	5/31/07	11/30/06

BBB	2%	4%
BB	19%	19%
B	49%	50%
Below B	24%	23%
Not Rated	6%	4%
	100%	100%

Asset allocation, bond diversification and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Interest Rate Sensitivity	5/31/07	11/30/06

Average Maturity	7.6 years	7.4 years
Duration	5.6 years	5.4 years

Interest rate sensitivity is subject to change. Duration shown does not account for the leverage position of the Fund.

For more complete details about the Fund's investment portfolio, see page 12. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2007 (Unaudited)

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 129.4%
Consumer Discretionary 30.2%
AAC Group Holding Corp., 14.75%, 10/1/2012 (PIK) (b)	359,757	399,330
Affinia Group, Inc., 9.0%, 11/30/2014	705,000	715,575
AMC Entertainment, Inc., 8.0%, 3/1/2014	1,055,000	1,089,287
American Achievement Corp., 8.25%, 4/1/2012	205,000	210,125
American Media Operations, Inc., Series B, 10.25%, 5/1/2009 (b)	280,000	274,750
Asbury Automotive Group, Inc.:
144A, 7.625%, 3/15/2017	475,000	475,000
8.0%, 3/15/2014	200,000	204,500
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015	340,000	358,700
Buffets, Inc., 12.5%, 11/1/2014	275,000	280,500
Burlington Coat Factory Warehouse Corp., 11.125%, 4/15/2014 (b)	410,000	426,400
Cablevision Systems Corp., Series B, 9.82%**, 4/1/2009	220,000	232,925
Caesars Entertainment, Inc., 8.875%, 9/15/2008	460,000	474,375
Charter Communications Holdings LLC:
10.25%, 9/15/2010	2,145,000	2,284,425
Series B, 10.25%, 9/15/2010	640,000	680,000
11.0%, 10/1/2015	2,032,000	2,209,800
Cirsa Capital Luxembourg, 144A, 7.875%, 7/15/2012 EUR	260,000	351,155
Claire's Stores, Inc.:
144A, 9.25%, 6/1/2015	340,000	337,025
144A, 10.5%, 6/1/2017 (b)	410,000	401,288
Codere Finance Luxembourg SA, 144A, 8.25%, 6/15/2015 EUR	140,000	204,624
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014 (b)	515,000	484,100
CSC Holdings, Inc.:
7.25%, 7/15/2008	365,000	369,563
7.875%, 12/15/2007	1,180,000	1,193,275
Series B, 8.125%, 7/15/2009	130,000	134,713
Series B, 8.125%, 8/15/2009	135,000	139,894
Denny's Corp. Holdings, Inc., 10.0%, 10/1/2012	135,000	143,775
Dex Media East LLC/Financial, 12.125%, 11/15/2012	3,020,000	3,276,700
Dollarama Group LP, 144A, 11.12%**, 8/15/2012	340,000	342,550
EchoStar DBS Corp.:
6.625%, 10/1/2014	590,000	590,000
7.125%, 2/1/2016	450,000	461,812
Fontainebleau Las Vegas Holdings LLC, 144A, 10.25%, 6/15/2015 (f)	580,000	597,400
Foot Locker, Inc., 8.5%, 1/15/2022	135,000	137,025
Ford Motor Co., 7.45%, 7/16/2031 (b)	405,000	333,113
French Lick Resorts & Casinos, 144A, 10.75%, 4/15/2014 (b)	1,455,000	1,229,475
General Motors Corp.:
7.2%, 1/15/2011 (b)	995,000	955,200
7.4%, 9/1/2025 (b)	365,000	311,163
8.375%, 7/15/2033 (b)	1,005,000	934,650
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	2,390,000	2,611,075
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	410,000	415,125
Gregg Appliances, Inc., 9.0%, 2/1/2013 (b)	240,000	257,400
Group 1 Automotive, Inc., 8.25%, 8/15/2013	200,000	207,500
Hanesbrands, Inc., 144A, 8.735%**, 12/15/2014	610,000	632,875
Hertz Corp.:
8.875%, 1/1/2014	985,000	1,060,106
10.5%, 1/1/2016 (b)	225,000	253,969
ION Media Networks, Inc., 144A, 11.606%**, 1/15/2013	385,000	401,362
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	1,440,000	1,425,600
Jacobs Entertainment, Inc., 9.75%, 6/15/2014	740,000	771,450
Jarden Corp., 7.5%, 5/1/2017	475,000	484,500
Kabel Deutschland GmbH, 10.625%, 7/1/2014	225,000	252,000
Liberty Media LLC:
5.7%, 5/15/2013	60,000	56,658
8.25%, 2/1/2030	500,000	495,625
8.5%, 7/15/2029	675,000	684,281
Majestic Star Casino LLC, 9.5%, 10/15/2010	75,000	78,750
Mediacom Broadband LLC, 8.5%, 10/15/2015 (b)	30,000	31,125
MediMedia USA, Inc., 144A, 11.375%, 11/15/2014	205,000	218,838
Metaldyne Corp.:
10.0%, 11/1/2013 (b)	325,000	349,375
11.0%, 6/15/2012 (b)	145,000	148,988
MGM MIRAGE:
6.75%, 9/1/2012	170,000	168,300
8.375%, 2/1/2011 (b)	365,000	381,425
9.75%, 6/1/2007	610,000	610,000
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	705,000	737,606
NCL Corp., 10.625%, 7/15/2014	150,000	146,250
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	1,130,000	1,053,725
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013 (b)	425,000	450,500
Pokagon Gaming Authority, 144A, 10.375%, 6/15/2014	195,000	219,375
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	2,550,000	2,639,250
PRIMEDIA, Inc., 8.875%, 5/15/2011	425,000	437,750
Quebecor World, 144A, 9.75%, 1/15/2015	330,000	349,800
Quiksilver, Inc., 6.875%, 4/15/2015	555,000	540,431
Reader's Digest Association, Inc., 144A, 9.0%, 2/15/2017	260,000	256,425
Sabre Holdings Corp., 8.35%, 3/15/2016	375,000	353,438
Sbarro, Inc., 144A, 10.375%, 2/1/2015	240,000	248,400
Seminole Hard Rock Entertainment, Inc., 144A, 7.848%**, 3/15/2014	475,000	486,875
Simmons Co., Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	865,000	737,412
Sinclair Broadcast Group, Inc., 8.0%, 3/15/2012	208,000	216,320
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013 (b)	935,000	937,337
Six Flags, Inc., 9.75%, 4/15/2013	570,000	555,750
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	200,000	209,750
Station Casinos, Inc., 6.5%, 2/1/2014	525,000	486,281
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	2,064,000	1,965,960
The Bon-Ton Department Stores, Inc., 10.25%, 3/15/2014 (b)	430,000	453,650
Toys"R" Us, Inc., 7.375%, 10/15/2018	345,000	303,600
Travelport LLC:
144A, 9.875%, 9/1/2014	170,000	183,175
144A, 9.985%**, 9/1/2014	315,000	326,812
144A, 11.875%, 9/1/2016 (b)	170,000	191,675
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015 (b)	890,000	911,137
TRW Automotive, Inc., 144A, 7.0%, 3/15/2014	565,000	565,706
United Auto Group, Inc., 144A, 7.75%, 12/15/2016	1,030,000	1,040,300
United Components, Inc., 9.375%, 6/15/2013	70,000	72,625
Unity Media GmbH, 144A, 10.375%, 2/15/2015	260,000	277,225
Univision Communications, Inc., 144A, 9.75%, 3/15/2015 (PIK) (b)	1,030,000	1,066,050
Vitro, SAB de CV:
144A, 8.625%, 2/1/2012	270,000	279,450
144A, 9.125%, 2/1/2017	550,000	576,812
Series A, 11.75%, 11/1/2013	155,000	172,438
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	305,000	310,338
XM Satellite Radio, Inc., 9.75%, 5/1/2014 (b)	1,785,000	1,793,925
Young Broadcasting, Inc., 8.75%, 1/15/2014	1,940,000	1,896,350
		58,690,422
Consumer Staples 4.6%
Alliance One International, Inc., 144A, 8.5%, 5/15/2012	205,000	211,150
Cerveceria Nacional Dominicana, 144A, 8.0%, 3/27/2014	630,000	652,050
Constellation Brands, Inc., 144A, 7.25%, 5/15/2017	345,000	347,156
Del Laboratories, Inc., 8.0%, 2/1/2012 (b)	370,000	360,750
Delhaize America, Inc.:
8.05%, 4/15/2027	115,000	121,401
9.0%, 4/15/2031	1,205,000	1,491,441
General Nutrition Centers, Inc., 144A, 9.796%**, 3/15/2014 (PIK)	470,000	472,350
Harry & David Holdings, Inc., 10.36%**, 3/1/2012	440,000	446,600
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012	916,750	919,042
Pilgrim's Pride Corp., 7.625%, 5/1/2015	170,000	174,675
Rite Aid Corp.:
7.5%, 3/1/2017	680,000	678,300
144A, 9.5%, 6/15/2017 (f)	340,000	341,700
Tereos Europe SA, 144A, 6.375%, 4/15/2014 EUR	190,000	261,406
Viskase Companies, Inc., 11.5%, 6/15/2011	2,160,000	2,192,400
		8,670,421
Energy 11.8%
Belden & Blake Corp., 8.75%, 7/15/2012	1,845,000	1,900,350
Chaparral Energy, Inc., 8.5%, 12/1/2015	485,000	486,212
Chesapeake Energy Corp.:
6.25%, 1/15/2018	260,000	258,050
6.875%, 1/15/2016	1,315,000	1,334,725
7.75%, 1/15/2015 (b)	175,000	182,438
Cimarex Energy Co., 7.125%, 5/1/2017	340,000	344,250
Complete Production Services, Inc., 144A, 8.0%, 12/15/2016	610,000	634,400
Delta Petroleum Corp., 7.0%, 4/1/2015 (b)	915,000	828,075
Denbury Resources, Inc., 7.5%, 12/15/2015	135,000	139,050
Dynegy Holdings, Inc.:
6.875%, 4/1/2011 (b)	130,000	130,488
7.625%, 10/15/2026	185,000	178,525
144A, 7.75%, 6/1/2019	680,000	673,200
8.375%, 5/1/2016 (b)	760,000	789,450
Edison Mission Energy, 144A, 7.0%, 5/15/2017	610,000	607,712
El Paso Production Holding Co., 7.75%, 6/1/2013	720,000	760,656
Energy Partners Ltd., 144A, 9.75%, 4/15/2014	275,000	278,781
Frontier Oil Corp., 6.625%, 10/1/2011	300,000	299,250
Mariner Energy, Inc., 8.0%, 5/15/2017	275,000	280,500
OPTI Canada, Inc., 144A, 8.25%, 12/15/2014	410,000	435,625
Peabody Energy Corp., 7.375%, 11/1/2016	280,000	296,450
Plains Exploration & Production Co., 7.0%, 3/15/2017	205,000	203,975
Quicksilver Resources, Inc., 7.125%, 4/1/2016	265,000	263,013
Sabine Pass LNG LP:
144A, 7.25%, 11/30/2013	105,000	107,231
144A, 7.5%, 11/30/2016	1,145,000	1,173,625
Secunda International Ltd., 13.356%**, 9/1/2012	575,000	595,125
Stone Energy Corp.:
6.75%, 12/15/2014	1,170,000	1,105,650
144A, 8.106%**, 7/15/2010	1,205,000	1,205,000
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	340,000	383,925
Tesoro Corp., 144A, 6.5%, 6/1/2017	540,000	540,675
Transmeridian Exploration, Inc., 12.0%, 12/15/2010 (b)	675,000	642,937
VeraSun Energy Corp., 144A, 9.375%, 6/1/2017	270,000	268,987
Whiting Petroleum Corp., 7.0%, 2/1/2014	135,000	130,950
Williams Companies, Inc.:
8.125%, 3/15/2012	2,545,000	2,770,869
8.75%, 3/15/2032	2,015,000	2,397,850
Williams Partners LP, 7.25%, 2/1/2017	335,000	355,100
		22,983,099
Financials 20.8%
Alamosa Delaware, Inc., 11.0%, 7/31/2010	425,000	450,790
Ashton Woods USA LLC, 9.5%, 10/1/2015	1,060,000	1,001,700
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	200,000	205,750
CEVA Group PLC:
144A, 8.5%, 12/1/2014 EUR	330,000	452,912
144A, 10.0%, 12/1/2016 EUR	195,000	275,501
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	1,850,000	2,099,750
Doral Financial Corp., 6.188%**, 7/20/2007	70,000	68,602
E*TRADE Financial Corp.:
7.375%, 9/15/2013	345,000	359,231
7.875%, 12/1/2015 (b)	260,000	280,150
8.0%, 6/15/2011	655,000	686,931
Eaton Vance Corp., CDO II, Series C-X, 13.68%, 7/15/2012*	4,762,122	0
Ford Motor Credit Co. LLC:
7.25%, 10/25/2011	2,660,000	2,617,179
7.375%, 10/28/2009	4,950,000	4,967,226
7.8%, 6/1/2012	340,000	338,333
7.875%, 6/15/2010	1,295,000	1,307,489
8.0%, 12/15/2016 (b)	175,000	173,707
8.105%**, 1/13/2012	315,000	316,535
GMAC LLC:
6.875%, 9/15/2011	5,775,000	5,818,555
8.0%, 11/1/2031 (b)	2,465,000	2,708,056
Hawker Beechcraft Acquisition Co. LLC:
144A, 8.5%, 4/1/2015	555,000	585,525
144A, 8.875%, 4/1/2015 (PIK)	635,000	669,925
144A, 9.75%, 4/1/2017 (b)	355,000	379,850
Hexion US Finance Corp., 144A, 9.75%, 11/15/2014	275,000	296,313
Idearc, Inc., 144A, 8.0%, 11/15/2016	2,045,000	2,119,131
Inmarsat Finance II PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	395,000	379,200
iPayment, Inc., 9.75%, 5/15/2014	365,000	375,037
K&F Acquisition, Inc., 7.75%, 11/15/2014	135,000	143,775
KAR Holdings, Inc.:
144A, 8.75%, 5/1/2014	380,000	387,600
144A, 10.0%, 5/1/2015	480,000	492,000
Local TV Finance LLC, 144A, 9.25%, 6/15/2015 (PIK)	345,000	351,900
New ASAT (Finance) Ltd., 9.25%, 2/1/2011 (b)	405,000	340,200
Petroplus Finance Ltd.:
144A, 6.75%, 5/1/2014	360,000	360,450
144A, 7.0%, 5/1/2017	335,000	337,513
Pinnacle Foods Finance LLC:
144A, 9.25%, 4/1/2015	270,000	274,050
144A, 10.625%, 4/1/2017 (b)	275,000	279,813
Poster Financial Group, Inc., 8.75%, 12/1/2011 (b)	1,255,000	1,317,750
R.H. Donnelly, Inc., 10.875%, 12/15/2012	1,460,000	1,571,325
Realogy Corp.:
144A, 10.5%, 4/15/2014	135,000	135,506
144A, 12.375%, 4/15/2015 (b)	135,000	131,625
Sally Holdings LLC, 144A, 9.25%, 11/15/2014	410,000	425,375
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013	555,000	530,719
U.S.I. Holdings Corp.:
144A, 9.23%**, 11/15/2014	205,000	205,513
144A, 9.75%, 5/15/2015	275,000	278,438
UCI Holding Co., Inc., 144A, 12.355%**, 12/15/2013 (PIK)	426,678	440,545
Universal City Development Partners, 11.75%, 4/1/2010	1,695,000	1,800,937
Wimar Opco LLC, 144A, 9.625%, 12/15/2014	1,295,000	1,307,950
Yankee Acquisition Corp.:
Series B, 8.5%, 2/15/2015	280,000	286,300
Series B, 9.75%, 2/15/2017 (b)	100,000	102,250
		40,434,912
Health Care 4.1%
Advanced Medical Optics, Inc., 144A, 7.5%, 5/1/2017	340,000	335,325
HCA, Inc.:
6.5%, 2/15/2016 (b)	355,000	312,400
144A, 9.125%, 11/15/2014	535,000	580,475
144A, 9.25%, 11/15/2016	1,230,000	1,348,387
HEALTHSOUTH Corp.:
144A, 10.75%, 6/15/2016 (b)	665,000	731,500
144A, 11.354%**, 6/15/2014 (b)	135,000	147,150
Iasis Healthcare LLC:
5.25%, 6/15/2014	300,000	304,875
8.75%, 6/15/2014	135,000	141,750
Omnicare, Inc., 6.125%, 6/1/2013	135,000	129,263
Psychiatric Solutions, Inc., 144A, 7.75%, 7/15/2015	340,000	347,650
PTS Acquisition Corp., 144A, 9.5%, 4/15/2015 (PIK)	275,000	282,562
Sun Healthcare Group, Inc., 144A, 9.125%, 4/15/2015	340,000	357,000
Tenet Healthcare Corp., 9.25%, 2/1/2015 (b)	1,640,000	1,635,900
The Cooper Companies, Inc., 144A, 7.125%, 2/15/2015	680,000	693,600
Universal Hospital Services, Inc., 144A, 8.5%, 6/1/2015 (PIK)	240,000	245,100
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014	410,000	429,475
		8,022,412
Industrials 15.4%
Aleris International, Inc., 144A, 9.0%, 12/15/2014 (PIK)	475,000	508,250
Allied Security Escrow Corp., 11.375%, 7/15/2011	590,000	598,850
Allied Waste North America, Inc., Series B, 9.25%, 9/1/2012	1,337,000	1,407,192
American Color Graphics, 10.0%, 6/15/2010 (b)	655,000	563,300
American Railcar Industries, Inc., 7.5%, 3/1/2014	385,000	397,512
ARAMARK Corp.:
144A, 8.5%, 2/1/2015	415,000	436,269
144A, 8.86%**, 2/1/2015	195,000	201,094
Baldor Electric Co., 8.625%, 2/15/2017	340,000	365,500
Belden, Inc., 144A, 7.0%, 3/15/2017	340,000	348,113
Bombardier, Inc.:
144A, 6.3%, 5/1/2014	365,000	355,875
144A, 6.75%, 5/1/2012	100,000	100,875
144A, 8.0%, 11/15/2014	220,000	234,300
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	1,095,000	1,059,412
Building Materials Corp. of America, 7.75%, 8/1/2014 (b)	340,000	334,050
Cenveo Corp., 7.875%, 12/1/2013	860,000	853,550
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010 (b)	1,195,000	1,224,038
Congoleum Corp., 8.625%, 8/1/2008*	715,000	647,075
DRS Technologies, Inc.:
6.625%, 2/1/2016	170,000	171,275
7.625%, 2/1/2018	1,175,000	1,217,594
Education Management LLC, 8.75%, 6/1/2014	345,000	366,563
Esco Corp.:
144A, 8.625%, 12/15/2013	655,000	700,850
144A, 9.23%**, 12/15/2013	40,000	41,600
General Cable Corp.:
144A, 7.125%, 4/1/2017	350,000	354,375
144A, 7.725%**, 4/1/2015	530,000	531,325
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013 (b)	270,000	266,625
Harland Clarke Holding Corp., 144A, 9.5%, 5/15/2015 (b)	340,000	346,800
Iron Mountain, Inc., 8.75%, 7/15/2018 (b)	260,000	281,450
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016	1,160,000	1,067,200
8.875%, 4/1/2012 (b)	1,270,000	1,262,062
Kansas City Southern de Mexico SA de CV:
144A, 7.375%, 6/1/2014	270,000	274,050
144A, 7.625%, 12/1/2013	905,000	924,231
9.375%, 5/1/2012	845,000	912,600
12.5%, 6/15/2012	650,000	692,250
Kansas City Southern Railway Co.:
7.5%, 6/15/2009	250,000	255,625
9.5%, 10/1/2008	2,265,000	2,366,925
Millennium America, Inc., 9.25%, 6/15/2008	530,000	547,225
Mobile Services Group, Inc., 144A, 9.75%, 8/1/2014	635,000	692,150
Navios Maritime Holdings, 144A, 9.5%, 12/15/2014 (b)	530,000	562,462
Panolam Industries International, Inc., 144A, 10.75%, 10/1/2013	210,000	222,600
Rail America, Inc., 7.6%, 10/2/2008	520,000	521,628
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	125,000	140,313
RBS Global & Rexnord Corp., 9.5%, 8/1/2014	205,000	220,375
Riverdeep Bank, 11.55%**, 12/15/2007	399,185	400,682
Saint Acquisition Corp., 144A, 12.5%, 5/15/2017	275,000	268,813
Seitel, Inc., 144A, 9.75%, 2/15/2014 (b)	680,000	697,000
Ship Finance International Ltd., 8.5%, 12/15/2013	335,000	346,306
Steel Dynamics, Inc., 144A, 6.75%, 4/1/2015	540,000	537,300
Terex Corp., 7.375%, 1/15/2014	185,000	192,863
The Manitowoc Co., Inc., 7.125%, 11/1/2013 (b)	210,000	216,300
Titan International, Inc., 8.0%, 1/15/2012	1,030,000	1,060,900
TransDigm, Inc., 144A, 7.75%, 7/15/2014	205,000	213,200
U.S. Concrete, Inc., 8.375%, 4/1/2014	245,000	252,350
United Rentals North America, Inc., 7.0%, 2/15/2014 (b)	680,000	693,600
Vangent, Inc., 144A, 9.625%, 2/15/2015	275,000	280,533
Xerox Capital Trust I, 8.0%, 2/1/2027 (b)	235,000	239,406
		29,974,661
Information Technology 5.5%
Alion Science & Technology Corp., 144A, 10.25%, 2/1/2015	275,000	288,750
Compagnie Generale de Geophysique-Veritas:
7.5%, 5/15/2015	130,000	136,013
7.75%, 5/15/2017	345,000	363,975
Freescale Semiconductor, Inc., 144A, 8.875%, 12/15/2014	330,000	330,412
L-3 Communications Corp.:
5.875%, 1/15/2015	1,150,000	1,121,250
Series B, 6.375%, 10/15/2015	510,000	508,725
Lucent Technologies, Inc., 6.45%, 3/15/2029 (b)	2,200,000	2,037,750
Sanmina-SCI Corp., 8.125%, 3/1/2016 (b)	680,000	661,300
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	655,000	647,631
SunGard Data Systems, Inc., 10.25%, 8/15/2015 (b)	1,220,000	1,334,375
UGS Corp., 10.0%, 6/1/2012	1,120,000	1,220,102
Unisys Corp., 7.875%, 4/1/2008	1,995,000	1,995,000
		10,645,283
Materials 16.2%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011	200,000	208,250
ARCO Chemical Co., 9.8%, 2/1/2020	3,410,000	3,785,100
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014 (b)	665,000	512,050
Cascades, Inc., 7.25%, 2/15/2013	1,002,000	1,010,767
Chemtura Corp., 6.875%, 6/1/2016	675,000	665,719
CPG International I, Inc.:
10.5%, 7/1/2013	990,000	1,049,400
12.117%**, 7/1/2012	220,000	227,425
Equistar Chemical Funding LP, 10.625%, 5/1/2011	457,000	482,135
Exopack Holding Corp., 11.25%, 2/1/2014	1,125,000	1,226,250
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017	540,000	589,950
GEO Specialty Chemicals, Inc., 144A, 13.35%**, 12/31/2009 (e)	1,821,000	1,495,496
Georgia-Pacific Corp., 144A, 7.125%, 1/15/2017	240,000	239,400
Gibraltar Industries, Inc., Series B, 8.0%, 12/1/2015	340,000	343,400
Hexcel Corp., 6.75%, 2/1/2015	1,410,000	1,417,050
Huntsman LLC, 11.625%, 10/15/2010	1,738,000	1,868,350
Ineos Group Holdings PLC, 144A, 7.875%, 2/15/2016 EUR	265,000	351,222
International Coal Group, Inc., 10.25%, 7/15/2014 (b)	465,000	488,831
Jefferson Smurfit Corp., 8.25%, 10/1/2012	170,000	173,825
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	930,000	813,750
Lyondell Chemical Co.:
6.875%, 6/15/2017	1,690,000	1,692,112
10.5%, 6/1/2013	220,000	240,350
MacDermid, Inc., 144A, 9.5%, 4/15/2017	345,000	363,975
Massey Energy Co.:
6.625%, 11/15/2010	810,000	801,900
6.875%, 12/15/2013 (b)	750,000	719,063
Metals USA Holding Corp., 144A, 11.356%, 1/15/2012 (PIK)	415,000	411,369
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	340,000	294,950
Momentive Performance Materials, Inc.:
144A, 9.75%, 12/1/2014	545,000	569,525
144A, 11.5%, 12/1/2016 (b)	210,000	220,500
Mueller Water Products, Inc., 144A, 7.375%, 6/1/2017	340,000	343,652
Neenah Foundry Co., 9.5%, 1/1/2017	330,000	326,700
NewMarket Corp., 7.125%, 12/15/2016	810,000	810,000
Novelis, Inc., 7.25%, 2/15/2015	1,025,000	1,081,375
OI European Group BV, 144A, 6.875%, 3/31/2017 EUR	400,000	553,021
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*	1,164,591	17,469
Pliant Corp., 11.625%, 6/15/2009 (PIK)	3	3
Radnor Holdings Corp., 11.0%, 3/15/2010*	180,000	675
Rhodia SA:
144A, 6.718%**, 10/15/2013 EUR	410,000	566,295
8.875%, 6/1/2011	406,000	424,018
Smurfit-Stone Container Enterprises, Inc.:
144A, 8.0%, 3/15/2017	690,000	695,175
8.375%, 7/1/2012	340,000	346,800
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	1,060,000	1,062,650
The Mosaic Co., 144A, 7.375%, 12/1/2014	615,000	641,138
TriMas Corp., 9.875%, 6/15/2012	725,000	758,531
United States Steel Corp., 9.75%, 5/15/2010	649,000	684,695
Witco Corp., 6.875%, 2/1/2026	275,000	232,375
Wolverine Tube, Inc., 10.5%, 4/1/2009	600,000	606,750
		31,413,436
Telecommunication Services 12.0%
American Cellular Corp., Series B, 10.0%, 8/1/2011	82,000	86,203
BCM Ireland Preferred, 144A, 11.061%**, 2/15/2017 (PIK) EUR	338,822	469,579
Cell C Property Ltd., 144A, 11.0%, 7/1/2015	1,345,000	1,378,625
Centennial Communications Corp.:
10.0%, 1/1/2013 (b)	810,000	878,850
10.125%, 6/15/2013	275,000	297,344
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	1,370,000	1,424,800
8.375%, 1/15/2014 (b)	850,000	871,250
Citizens Communications Co., 6.625%, 3/15/2015	470,000	464,712
Dobson Cellular Systems, 9.875%, 11/1/2012	520,000	568,100
Dobson Communications Corp., 8.875%, 10/1/2013	495,000	520,987
Embratel, Series B, 11.0%, 12/15/2008	150,000	161,175
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	175,000	176,750
Hellas Telecommunications Luxembourg V, 144A, 7.468%**, 10/15/2012 EUR	100,000	137,246
Insight Midwest LP, 9.75%, 10/1/2009	192,000	194,400
Intelsat Bermuda Ltd.:
8.872%**, 1/15/2015	65,000	66,463
9.25%, 6/15/2016	200,000	221,500
11.25%, 6/15/2016	625,000	714,062
Intelsat Corp., 9.0%, 6/15/2016	240,000	262,800
Intelsat Ltd., 5.25%, 11/1/2008	630,000	619,762
Intelsat Subsidiary Holding Co., Ltd., 8.25%, 1/15/2013	705,000	732,319
iPCS, Inc., 144A, 7.48%**, 5/1/2013	170,000	170,425
MasTec, Inc., 144A, 7.625%, 2/1/2017	475,000	484,500
MetroPCS Wireless, Inc., 144A, 9.25%, 11/1/2014	790,000	837,063
Millicom International Cellular SA, 10.0%, 12/1/2013	535,000	585,825
Mobifon Holdings BV, 12.5%, 7/31/2010	1,400,000	1,505,000
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	1,905,000	1,945,757
Nortel Networks Ltd.:
144A, 9.606%**, 7/15/2011	640,000	689,600
144A, 10.125%, 7/15/2013	590,000	657,850
144A, 10.75%, 7/15/2016	485,000	550,475
Orascom Telecom Finance, 144A, 7.875%, 2/8/2014	245,000	239,794
Qwest Corp., 7.25%, 9/15/2025	1,000,000	1,022,500
Rural Cellular Corp., 9.875%, 2/1/2010	615,000	646,519
Stratos Global Corp., 9.875%, 2/15/2013	260,000	280,475
SunCom Wireless Holdings, Inc., 8.5%, 6/1/2013 (b)	750,000	783,750
US Unwired, Inc., Series B, 10.0%, 6/15/2012	775,000	839,493
Virgin Media Finance PLC, 8.75%, 4/15/2014	1,175,000	1,242,562
West Corp., 9.5%, 10/15/2014	405,000	426,263
Windstream Corp., 8.625%, 8/1/2016	30,000	32,775
		23,187,553
Utilities 8.8%
AES Corp., 144A, 8.75%, 5/15/2013	3,270,000	3,470,287
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	2,715,000	2,952,562
CMS Energy Corp., 8.5%, 4/15/2011	1,985,000	2,156,957
Mirant Americas Generation LLC, 8.3%, 5/1/2011	255,000	271,575
Mirant North America LLC, 7.375%, 12/31/2013	265,000	280,238
NRG Energy, Inc.:
7.25%, 2/1/2014	1,090,000	1,119,975
7.375%, 2/1/2016	2,305,000	2,391,437
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	2,480,000	2,686,415
Regency Energy Partners LP, 144A, 8.375%, 12/15/2013	710,000	737,513
Sierra Pacific Resources:
6.75%, 8/15/2017	810,000	819,287
8.625%, 3/15/2014 (b)	145,000	155,783
		17,042,029
Total Corporate Bonds (Cost $246,063,903)		251,064,228
	Shares	Value ($)

Common Stocks 0.0%
Materials
GEO Specialty Chemicals, Inc.*	14,091	10,780
GEO Specialty Chemicals, Inc. 144A*	1,283	981
Total Common Stocks (Cost $154,244)		11,761

Warrants 0.0%
Industrials 0.0%
DeCrane Aircraft Holdings, Inc., 144A, Expiration 9/30/2008*	1,640	0
Materials 0.0%
Dayton Superior Corp., 144A, Expiration 6/15/2009*	60	0
Total Warrants (Cost $1)		0

	Principal Amount ($)(a)	Value ($)

Government and Agency Obligations 0.3%
Sovereign Bonds
Republic of Argentina, 7.82%, 12/31/2033 (PIK) (Cost $462,076) EUR	495,196	651,985
	Shares	Value ($)

Convertible Preferred Stocks 0.1%
Consumer Discretionary
ION Media Networks, Inc., 144A, 9.75% (PIK)	40	210,000
ION Media Networks, Inc., Series AI, 144A, 9.75% (PIK)	3	15,750
Total Convertible Preferred Stocks (Cost $298,650)		225,750
	Principal Amount ($)(a)	Value ($)

Loan Participations 0.8%
Alliance Mortgage Cycle Loan, LIBOR plus 7.25%, 12.73%**, 6/4/2010	466,667	373,333
Longview Power LLC:
Demand Draw, LIBOR plus 2.07%, 7.55%**, 2/28/2014 (f)	75,000	75,539
Letter of Credit, LIBOR plus 2.13%, 7.61%**, 2/28/2014	25,000	25,180
Term Loan B, LIBOR plus 2.145%, 7.625%**, 2/28/2014	65,000	65,468
Sabre, Inc., LIBOR plus 2.25%, 7.73%**, 9/30/2014 (f)	340,000	340,673
Tribune Co., 7.86%, 5/24/2014 (f)	680,000	681,598
Total Loan Participations (Cost $1,653,056)		1,561,791
	Units	Value ($)

Other Investments 0.8%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029	775,000	682,000
IdleAire Technologies Corp. (Bond Unit), 144A, Step-up Coupon, 0% to 6/15/2008, 13.0% to 12/15/2012	1,205,000	825,425
Total Other Investments (Cost $1,406,772)		1,507,425
	Shares	Value ($)

Securities Lending Collateral 17.4%
Daily Assets Fund Institutional, 5.35% (c) (d) (Cost $33,748,310)	33,748,310	33,748,310

Cash Equivalents 0.9%
Cash Management QP Trust, 5.32% (c) (Cost $1,726,850)	1,726,850	1,726,850
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $285,513,862)+	149.7	290,498,100
Other Assets and Liabilities, Net(b)	(16.2)	(31,365,009)
Notes Payable	(33.5)	(65,000,000)
Net Assets	100.0	194,133,091
* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625%	8/01/2008	USD	715,000	600,300	647,075
Eaton Vance Corp., CDO II, Series C-X	13.68%	7/15/2012	USD	4,762,122	3,904,801	0
Grupo Iusacell SA de CV	10.0%	7/15/2004	USD	175,000	114,613	176,750
Oxford Automotive, Inc.	12.0%	10/15/2010	USD	1,164,591	112,895	17,469
Radnor Holdings Corp.	11.0%	3/15/2010	USD	180,000	126,342	675
					4,858,951	841,969
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of May 31, 2007.
+ The cost for federal income tax purposes was $286,151,500. At May 31, 2007, net unrealized appreciation for all securities based on tax cost was $4,346,600. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,757,810 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,411,210.
(a) Principal amount is stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan amounting to $32,729,570. In addition, included in other assets and liabilities are pending sales, amounting to $368,783, that are also on loan (see Notes to Financial Statements). The value of all securities loaned at May 31, 2007 amounted to $33,098,353 which is 17.0% of net assets.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents investments of securities lending collateral.
(e) Security has a deferred interest payment of $56,550 from April 1, 2006.
(f) When-issued/delayed delivery security.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CDO: Collateralized Debt Obligation

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in-kind.

As of May 31, 2007, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (US$)
EUR	3,566,000	USD	4,837,054	6/8/2007	37,401
Currency Abbreviations
EUR Euro USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $250,038,702) — including $32,729,570 of securities loaned	$ 255,022,940
Investment in Cash Management QP Trust (cost $1,726,850)	1,726,850
Investment in Daily Assets Fund Institutional (cost $33,748,310)*	33,748,310
Total investments in securities, at value (cost $285,513,862)	290,498,100
Cash	435,318
Foreign currency, at value (cost $451)	447
Receivable for investments sold	3,757,638
Interest receivable	5,427,581
Unrealized appreciation on forward currency exchange contracts	37,401
Foreign taxes recoverable	3,669
Other assets	48,246
Total assets	300,208,400
Liabilities
Payable for investments purchased	3,866,206
Payable for when-issued/delayed delivery securities	2,494,577
Notes payable	65,000,000
Interest on notes payable	634,333
Distributions payable	95,892
Payable upon return of securities loaned	33,748,310
Accrued management fee	129,971
Other accrued expenses and payables	106,020
Total liabilities	106,075,309
Net assets, at value	$ 194,133,091
Net Assets
Net assets consist of: Distributions in excess of net investment income	(8,839)
Net unrealized appreciation (depreciation) on: Investments	4,984,238
Foreign currency related transactions	38,592
Accumulated net realized gain (loss)	(91,911,188)
Paid-in capital	281,030,288
Net assets, at value	$ 194,133,091
Net Asset Value
Net Asset Value per share ($194,133,091 ÷ 32,243,205 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.02
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations as of May 31, 2007 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $8,266)	$ 11,068,805
Interest — Cash Management QP Trust	101,838
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	33,396
Dividends	671
Total Income	11,204,710
Expenses: Management fee	815,308
Services to shareholders	25,534
Custodian fee	8,146
Auditing	26,390
Legal	13,610
Trustees' fees and expenses	8,500
Reports to shareholders	36,079
Interest expense	1,831,522
Stock exchange listing fee	40,980
Other	25,078
Total expenses before expense reductions	2,831,147
Expense reductions	(7,320)
Total expenses after expense reductions	2,823,827
Net investment income	8,380,883
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	805,824
Foreign currency related transactions	(205,881)
599,943
Net unrealized appreciation (depreciation) during the period on: Investments	3,134,799
Foreign currency related transactions	170,273
3,305,072
Net gain (loss) on investment transactions	3,905,015
Net increase (decrease) in net assets resulting from operations	$ 12,285,898

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended May 31, 2007 (Unaudited)
Cash Flows from Operating Activities:
Investment income received**	$ 11,220,319
Payment of operating expenses	(1,021,894)
Payment of interest expense	(2,389,806)
Proceeds from sales and maturities of investments	86,272,384
Purchases of investments	(90,632,034)
Net purchases, sales and maturities of short-term investments	1,703,125
Cash provided (used) by operating activities	$ 5,152,094
Cash Flows from Financing Activities:
Net increase (decrease) in notes payable	$ 3,000,000
Reimbursement by Advisor	175,116
Distributions paid (net of reinvestment of distributions)	(7,912,057)
Cash provided (used) by financing activities	(4,736,941)
Increase (decrease) in cash	415,153
Cash at beginning of period*	20,612
Cash at end of period*	$ 435,765
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 12,285,898
Net (increase) decrease in cost of investments	(4,083,386)
Net (increase) decrease in unrealized appreciation on investments	(3,134,799)
(Increase) decrease in interest receivable	127,687
(Increase) decrease in other assets	(7,747)
(Increase) decrease in receivable for investments sold	(1,880,956)
Increase (decrease) in payable for investments purchased	2,612,813
Increase (decrease) in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(173,370)
Increase (decrease) in other accrued expenses and payables	(31,012)
Increase (decrease) in interest on notes payable	(563,034)
Cash provided (used) by operating activities	$ 5,152,094
Non-Cash Financing Activities:
Reinvestment of distributions	$ 493,426
* Includes foreign currency
** Non-cash activity from market discount accretion and premium amortization in the net amount of $108,409 has been excluded from the Statement of Cash Flows.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2007 (Unaudited)	Year Ended November 30, 2006
Operations: Net investment income	$ 8,380,883	$ 17,241,534
Net realized gain (loss) on investment transactions	599,943	(1,919,105)
Net unrealized appreciation (depreciation) during the period on investment transactions	3,305,072	5,977,460
Net increase (decrease) in net assets resulting from operations	12,285,898	21,299,889
Distributions to shareholders from: Net investment income	(8,501,375)	(19,482,221)
Tax return of capital	—	(441,961)
Fund share and paid-in capital transactions: Reinvestment of distributions	493,426	1,506,490
Reimbursement by Advisor	175,116	—
Net increase (decrease) in net assets from Fund share and paid-in capital transactions	668,542	1,506,490
Increase (decrease) in net assets	4,453,065	2,882,197
Net assets at beginning of period	189,680,026	186,797,829
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $8,839 and $111,653, respectively)	$ 194,133,091	$ 189,680,026
Other Information
Shares outstanding at beginning of period	32,160,492	31,931,465
Shares issued to shareholders in reinvestment of dividends	82,713	229,027
Shares outstanding at end of period	32,243,205	32,160,492

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 5.90	$ 5.85	$ 6.15	$ 5.81	$ 4.91	$ 5.62
Income (loss) from investment operations: Net investment income[b]	.26	.54	.60	.66	.65	.72
Net realized and unrealized gain (loss) on investment transactions	.11	.13	(.24)	.32	.89	(.72)
Total from investment operations	.37	.67	.36	.98	1.54	.00
Less distributions from: Net investment income	(.26)	(.61)	(.66)	(.64)	(.64)	(.69)
Tax return of capital	—	(.01)	—	—	—	(.02)
Total distributions	(.26)	(.62)	(.66)	(.64)	(.64)	(.71)
Advisor reimbursement	.01	—	—	—	—	—
Net asset value, end of period	$ 6.02	$ 5.90	$ 5.85	$ 6.15	$ 5.81	$ 4.91
Market value, end of period	$ 6.32	$ 6.12	$ 7.67	$ 7.39	$ 7.17	$ 5.40
Total Return
Based on net asset value (%)[c]	6.63e,f**	10.83[e]	4.60	16.53	31.43	(1.53)
Based on market value (%)[c]	7.92**	(12.32)	14.14	13.47	47.48	(18.19)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	194	190	187	195	183	153
Ratio of expenses before custodian fee reductions (including interest expense) (%)	2.95*	2.76	2.25	1.71	1.72	2.07
Ratio of expenses after custodian fee reductions (including interest expense) (%)	2.94*	2.75	2.25	1.71	1.72	2.07
Ratio of expenses after custodian fee reductions (excluding interest expense) (%)	1.03*	1.02	1.13	1.07	1.07	1.09
Ratio of net investment income (%)	8.74*	9.26	9.95	11.08	12.16	13.87
Portfolio turnover rate (%)	69*	87	102	135	154	110
Total debt outstanding at end of period ($ thousands)	65,000	62,000	60,750	65,000	65,000	65,000
Asset coverage per $1,000 of debt[d]	3,987	4,059	4,075	3,994	3,808	3,350
[a] For the six months ended May 31, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
[d] Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.
[e] Total return would have been lower had certain fees not been reduced.
[f] Includes a non-recurring reimbursement from the Advisor for a fee previously charged to the Fund (see Note I). Excluding this non-recurring reimbursement, total return would have been 0.09% lower.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS High Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of May 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuers of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the portfolio, or to hedge the risk of default on portfolio securities. As a seller in the credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of default on debt securities, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. When the Fund sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from the counterparty and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund is recorded as an asset on the Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability on the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes payments semi-annually based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations/Assignments. The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2006, the Fund had a net tax basis capital loss carryforward of approximately $90,184,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2007 ($330,000), November 30, 2008 ($9,086,000), November 30, 2009 ($20,780,000), November 30, 2010 ($39,455,000), November 30, 2011 ($16,502,000), November 30, 2013 ($515,000) and November 30, 2014 ($3,516,000), the respective expiration dates, whichever occurs first.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank at May 31, 2007. Non-cash activity from market discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended May 31, 2007, purchases and sales of investment securities (excluding short-term instruments) aggregated $93,220,158 and $88,359,221, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement. The Fund pays a monthly management fee of 1/12 of the following annual rates as outlined below, based on the Fund's average weekly net assets, computed and accrued daily and payable monthly at the following rates.

First $250 million of the Fund's average weekly net assets	.85%
Over $250 million of such assets	.75%

Accordingly, for the six months ended May 31, 2007, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.85% of the Fund's average daily net assets.

Service Provider Fees. DWS Scudder Investments Service Company (``DWS-SISC''), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2007, the amount charged to the Fund by DWS-SISC aggregated $11,580, all of which is paid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $7,760, of which $6,880 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the ``QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and pay interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions of income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

F. Fee Reductions

For the six months ended May 31, 2007, the Advisor agreed to reimburse the Fund $1,612 which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2007, the Fund's custodian fees were reduced by $1,320 and $4,388, respectively, for custody and transfer agent credits earned.

G. Borrowings

The notes payable represents a secured loan of $65,000,000 from Barton Capital LLC at May 31, 2007. The note bears interest at the commercial paper rate plus dealer fees (5.50% at May 31, 2007), which is payable at maturity. A commitment fee is charged to the Fund and is included with "interest expense" on the Statement of Operations. An arrangement fee incurred by the Fund in connection with its loan was deferred and is being amortized on a straight-line basis over a three-year period. The loan amounts and rates are reset periodically under a revolving credit agreement obtained by the Fund in an amount not to exceed $90,000,000 and which is renewable annually until June 24, 2010.

The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the six months ended May 31, 2007 was $63,104,396 with a weighted average interest rate of 5.48%.

H. Regulatory Matters and Litigation

Regulatory Settlements. The following discusses a number of settlements with various regulatory agencies involving the Fund's investment advisor and certain of its affiliates, as well as certain parallel private litigation matters. These settlements and litigation matters concern actions relating to improper trading, market timing and sales of shares of DWS Scudder open-end funds and do not involve the Fund.

On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that, although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank and have already been paid into an escrow account. In addition, among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which DIMA, DAMI and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003. Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI paid disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. In addition, as part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

I. Payments Made by Affiliates

During the six months ended May 31, 2007, the Advisor fully reimbursed the Fund $175,116 for a fee previously charged to the Fund. This reimbursement was treated as a capital contribution and is reported as "Reimbursement by Advisor" on the Statement of Changes in Net Assets.

Other Information

On March 7, 2007, the Board of Trustees appointed Paul Antosca as Assistant Treasurer of the fund.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') that is available to you as a shareholder of DWS High Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact DWS Scudder Investments Service Company, whose address and phone number are provided in Paragraph E, for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("United Missouri Bank" or "UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent, but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds Held in Each Account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase, in the open market, additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

DWS Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph H hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Shareholder Meeting Results

The Annual Meeting of Shareholders of DWS High Income Trust (the "Fund") was held on May 24, 2007. The following matter was voted on by the shareholders of said Fund (the resulting votes are presented below):

I. To elect nine individuals to constitute the Board of Trustees of the Fund.

	Number of Votes:
	For	Withheld
John W. Ballantine	27,386,647	996,677
Donald L. Dunaway	27,301,777	1,081,547
James R. Edgar	27,376,190	1,007,135
Paul K. Freeman	27,359,260	1,024,064
Robert B. Hoffman	27,337,364	1,045,960
William McClayton	27,391,423	991,901
Shirley D. Peterson	27,326,444	1,056,880
Axel Schwarzer	27,326,444	1,056,880
Robert H. Wadsworth	27,383,962	999,362

Additional Information

Automated Information Lines	DWS Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites

www.dws-scudder.com

or visit our Direct Link:

www.cef.dws-scudder.com

Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.

www.cef.dws-scudder/alerts.

Register online to receive email alerts on your DWS funds.

Written Correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Plaza Chicago, IL 60606
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent and Transfer Agent	DWS Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KHI
CUSIP Number	23337C 109

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

December 1 through December 31	n/a	n/a	n/a	n/a
January 1 through January 31	n/a	n/a	n/a	n/a
February 1 through February 28	n/a	n/a	n/a	n/a
March 1 through March 31	n/a	n/a	n/a	n/a
April 1 through April 30	n/a	n/a	n/a	n/a
May 1 through May 31	n/a	n/a	n/a	n/a

Total	n/a	n/a	n/a	n/a

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS High Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS High Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 30, 2007